UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06554

            ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


AllianceBernstein Americas
Government Income Trust


Multi-Sector
Fixed Income

Annual Report--September 30, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


November 19, 2004

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Americas Government Income Trust (the "Fund") for the annual reporting period ended September 30, 2004.

Investment Objectives and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, a composite, consisting of 50% Lehman Brothers (LB) Government Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America--(the "Composite"), for the six- and 12-month periods ended September 30, 2004.

For the six- and 12-month periods ended September 30, 2004, the Fund underperformed the Composite. The primary reason for the underperformance was the Fund's overweighted position in Mexican holdings and underweighted position in some of the best performing Latin countries that are included in the Composite. Mexico was overweighted within the Fund by 18% versus the benchmark and returned only 6.49%, underperforming the broader Latin region included in the Index. Comparatively, Ecuador returned 38.90%, Venezuela returned 29.70% and Brazil returned 21.64% for the annual reporting period, which boosted the Composite average.

Within the Fund's government allocation, the Fund's Canadian holdings contributed positively to relative returns which outperformed U.S. government holdings. The Fund's allocation in Canadian Real Return Bonds also contributed positively to performance. Real Return Bonds (inflation-linked securities) outperformed as the Bank of Canada reduced rates to fuel growth and return inflation to its 2% target.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI+ Latin Only, returned a very strong 14.96% for the annual period ended September 30, 2004. Latin emerging market debt benefited throughout the annual reporting period from lower interest rates, strong export demand, higher commodity prices and improving emerging country fundamentals. Higher commodity prices, in particular oil, helped Latin oil producing countries significantly. Sustained growth in the region and a resulting decline in fiscal deficits improved the macroeconomic fundamentals. The U.S. Treasury market, however, posted a very modest return of 2.55% as measured by the LB U.S. Treasury Index, as Treasury prices reflected mixed economic news through

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 1


out the reporting period. In April, the Treasury market sold off sharply in response to strong payroll employment data. Subsequently, the Treasury market rebounded slightly as the U.S. economy experienced a mid-year economic slowdown. Canadian government bonds outperformed most global government bond markets with a positive 3.64% for the year as measured by the J.P. Morgan Global Government Bond Index. The U.S. mortgage market fared better, but still only produced a modest return of 4.36% according to the LB Mortgage Index.

Within the Fund, we maintained its core holdings while making modest adjustments. We added to the Fund's local Mexican debt position as its yield curve steepened and Mexican yields became attractive. In order to lengthen the duration of the Fund's local Mexican holdings, we purchased longer maturities, which included a newly issued 20-year bond. We reduced the Fund's position in market and duration terms in both U.S. and Canadian government bonds, as we anticipated economic growth and the dampening effects of higher interest rates. In addition, we began to add Canadian Tips to the Fund and maintained its position in U.S. Treasury Tips. We reduced the Fund's exposure in Brazil as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns were misplaced so we have subsequently begun to add Brazilian holdings back to the portfolio. Furthermore, gross domestic product growth in Brazil has remained high as Brazil was recently upgraded by the rating agencies Moody's Investors Service and Standard & Poor's, and this has eased some worries about debt sustainability.

-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares
(3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Composite Benchmark represents a 50%/50% blend of both the Lehman Brothers
(LB) Government Index and the J.P. Morgan Emerging Markets Bonds Index Plus (JPM EMBI+) Latin Only. Neither the unmanaged LB Government Index nor the unmanaged JPM EMBI+ Latin Only reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The unmanaged JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the Index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries.
These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 3


HISTORICAL PERFORMANCE
(continued from previous page)



THE FUND VS. ITS BENCHMARK                               Return
                                               --------------------------
PERIODS ENDED SEPTEMBER 30, 2004               6 Months         12 Months
AllianceBernstein Americas Government
Income Trust
  Class A                                       -0.76%            4.72%
  Class B                                       -1.12%            3.98%
  Class C                                       -1.12%            3.97%
Lehman Brothers Government Index                 0.04%            2.52%
J.P. Morgan EMBI+ Latin Only                     4.51%           14.96%
Composite: 50% Lehman Brothers
Government Index and 50% J.P. Morgan
EMBI+ Latin Only                                 2.27%            8.74%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/94 TO 9/30/04

J.P. Morgan EMBI + Latin Only:            $30,286
Composite:                                $26,551
AllianceBernstein Americas Government
Income Trust Class A:                     $24,721
Lehman Brothers Government Index          $20,498

[THE FOLLOWING DATA WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein     Lehman
          Americas Government    Brothers      J.P. Morgan
              Income Trust      Government        EMBI +
                Class A           Index         Latin Only        Composite
-------------------------------------------------------------------------------
9/30/94           9575            10000            10000            10000
9/30/95           8922            11357            10476            10917
9/30/96          11003            11859            14462            13235
9/30/97          13797            12945            18144            15525
9/30/98          13710            14705            15135            15293
9/30/99          15528            14455            18142            16682

9/30/00          17948            15493            22032            19070
9/30/01          19583            17547            21016            19894
9/30/02          19753            19308            17556            19255
9/30/03          23607            19993            26346            24417
9/30/04          24721            20498            30286            26551


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Trust Class A shares (from 9/30/94 to 9/30/04) as compared to the performance of its benchmark, a composite consisting of 50% Lehman Brothers Government Index and 50% J.P. Morgan EMBI+ Latin Only.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)

-------------------------------------------------------------------------------
 4 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004
                                            NAV Returns              SEC Returns
Class A Shares
1 Year                                           4.72%                    0.33%
5 Years                                          9.75%                    8.81%
10 Years                                         9.94%                    9.47%
SEC Yield*                                       5.56%

Class B Shares
1 Year                                           3.98%                    1.06%
5 Years                                          8.89%                    8.89%
10 Years                                         9.39%                    9.39%
SEC Yield*                                       5.08%

Class C Shares
1 Year                                           3.97%                    3.00%
5 Years                                          8.97%                    8.97%
10 Years                                         9.09%                    9.09%
SEC Yield*                                       5.08%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                    0.33%
5 Years                                                                   8.81%
10 Years                                                                  9.47%

Class B Shares
1 Year                                                                    1.06%
5 Years                                                                   8.89%
10 Years                                                                  9.39%

Class C Shares
1 Year                                                                    3.00%
5 Years                                                                   8.97%
10 Years                                                                  9.09%


* SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2004.



See Historical Performance disclosures on previous page.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                    Beginning                Ending
                                Account Value         Account Value       Expenses Paid
                                April 1, 2004    September 30, 2004       During Period*
----------------------------------------------------------------------------------------
Class A
Actual                                 $1,000               $992.36               $5.58
Hypothetical
  (5% return before expenses)          $1,000             $1,019.40               $5.65
Class B
Actual                                 $1,000               $988.76               $9.15
Hypothetical
  (5% return before expenses)          $1,000             $1,015.80               $9.27
Class C
Actual                                 $1,000               $988.84               $9.10
Hypothetical
  (5% return before expenses)          $1,000             $1,015.85               $9.22

* Expenses are equal to the classes' annualized expense ratios of 1.12%, 1.84%, and 1.83%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (reflect the one-half year period).

-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


PORTFOLIO SUMMARY
September 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $1,684.5



SECURITY TYPE BREAKDOWN*
  48.7%   Sovereign
  48.1%   U.S. Government and Sponsored Agency Obligations

  3.2%    Short-Term


* All data is as of September 30, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 7


PORTFOLIO OF INVESTMENTS
September 30, 2004

                                        Principal
                                           Amount
                                             (000)    U.S. $ Value
------------------------------------------------------------------
GOVERNMENT/AGENCY
  OBLIGATIONS-111.4%

Brazil-9.9%
Brazil Real Structured Product
  Zero Coupon, 9/20/07(a)            US   $139,046    $ 29,101,497

Federal Republic of Brazil
  2.13%, 4/15/12(a)                          3,308       3,068,388
  7.31%, 6/29/09(a)                          2,370       2,592,780
  8.00%, 4/15/14(a)                         36,063      35,658,822
  8.25%, 1/20/34(a)                          1,050         936,075
  10.13%, 5/15/27(a)                         2,500       2,650,000
  10.50%, 7/14/14(a)                         3,045       3,392,130
  11.00%, 8/17/40(a)                        23,519      26,353,039
  11.50%, 3/12/08(a)                        50,675      58,402,937
  12.00%, 4/15/10(a)                           725         862,750
  12.75%, 1/15/20(a)                         3,320       4,208,100
                                                      ------------

Total Brazilian Securities
  (cost $151,895,129)                                  167,226,518
                                                      ------------

Canada-9.7%
Government of Canada
  4.25%, 12/01/21(a)                CAD     28,197      28,654,999
  5.50%, 6/01/10(a)                         10,100       8,520,743
  8.75%, 12/01/05(a)                        44,180      37,267,728
  10.25%, 3/15/14(a)                        77,710      88,272,065
                                                      ------------

Total Canadian Securities
  (cost $131,467,373)                                  162,715,535
                                                      ------------

Colombia-2.6%
Colombia Real Structured Product
  15.00%, 4/27/12(a)                 US    $9,298       10,498,588
Republic of Colombia
  8.25%, 12/22/14(a)                          800          790,000
  8.63%, 4/01/08(a)                         3,000        3,270,000
  10.75%, 1/15/13(a)                        1,755        2,012,107
  11.75%, 2/25/20(a)                       22,290       27,305,250
                                                      ------------

Total Colombian Securities
  (cost $36,818,522)                                    43,875,945
                                                      ------------

El Salvador-0.1%
Republic of El Salvador
  8.50%, 7/25/11(a)(b)
  (cost $2,113,827)                         1,950        2,202,232



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8 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Portfolio of Investments
                                        Principal
                                           Amount
                                             (000)    U.S. $ Value
------------------------------------------------------------------
Jamaica-0.5%
Government of Jamaica
  11.75%, 5/15/11(a)               US      $4,060       $4,729,900
Jamaica Real Structured Note
  11/19/04(a)                               3,914        3,842,031
                                                      ------------

Total Jamaican Securities
  (cost $8,590,877)                                      8,571,931
                                                      ------------

Mexico-28.2%
Banco Nacional de Comercio
  11.00%, 12/10/05(a)(b)          MXP      90,000        8,102,055
Mexican Bonos
  9.00%, 12/27/07(a)                      321,298       28,023,981
  9.00%, 12/24/09(a)                      774,739       66,083,515
  9.00%, 12/20/12(a)                    1,082,547       89,553,083
  10.50%, 7/14/11(a)                      843,783       78,334,923
Mexican Fixed Rate Bonds
  8.00%, 12/24/08(a)                      300,000       25,004,391
  8.00%, 12/19/13                       1,339,541      104,695,733
  8.00%, 12/19/13(a)                      393,380       30,220,401
  8.00%, 12/07/23(a)                      644,154       45,079,697
                                                      ------------

Total Mexican Securities
  (cost $491,881,507)                                  475,097,779
                                                      ------------

Panama-1.7%
Republic of Panama
  9.38%, 7/23/12(a)               US$      12,000       13,530,000
  9.38%, 4/01/29(a)                           616          688,380
  9.63%, 2/08/11(a)                         2,500        2,868,750
  10.75%, 5/15/20(a)                        9,250       10,998,250
                                                      ------------

Total Panamanian Securities
  (cost $25,147,112)                                    28,085,380
                                                      ------------


Peru-2.0%
Republic of Peru
  8.38%, 5/03/16(a)                         3,900        4,075,500
  9.13%, 2/21/12(a)                         5,205        5,777,550
  9.88%, 2/06/15(a)                        20,376       23,432,400
                                                      ------------

Total Peruvian Securities
   (cost $29,531,980)                                   33,285,450
                                                      ------------




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ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 9


                                  Contracts(d) or
                                        Principal
                                           Amount
                                             (000)    U.S. $ Value
------------------------------------------------------------------
United States-55.3%
Federal Home Loan Mortgage
  6.00%, 10/01/34                 US$     120,000     $123,900,000
Federal National Mortgage
Association 30 Year TBA
  6.00%, 11/01/34                         135,000      139,092,120
U.S. Treasury Bonds
  8.75%, 5/15/17(a)                        50,000       70,544,900
  8.75%, 5/15/20(a)                        50,000       72,367,200
  9.13%, 5/15/18(a)                        50,000       73,134,750
  12.50%, 8/15/14(a)                       90,000      126,439,470
  13.25%, 5/15/14(a)(c)                    54,000       76,764,348
U.S. Treasury Note (TIPS)
  2.25%, 2/15/07(a)                        26,000       25,963,438
U.S. Treasury Strips
  8.00%, 11/15/21(a)                      350,000      146,295,800
  8.75%, 5/15/17(a)                       140,000       77,408,380
                                                      ------------

Total United States Securities
  (cost $881,922,829)                                  931,910,406
                                                      ------------

Uruguay-0.7%
Republic of Uruguay
  7.50%, 3/15/15(a)                         6,685        5,966,363
  17.75%, 2/04/06(a)              UYP     147,100        5,502,560

Total Uruguayan Securities
  (cost $10,012,249)                                    11,468,923

Venezuela-0.7%
Republic of Venezuela
  2.63%, 4/20/11(a)               US$       4,300        3,687,250
  5.38%, 8/07/10(a)                           190          171,285
  8.50%, 10/08/14                           3,500        3,421,250
  9.25%, 9/15/27(a)                         4,310        4,247,505

Total Venezuelan Securities
  (cost $10,828,856)                                    11,527,290
                                                      ------------

Total Government/Agency
  Obligations
    (cost $1,780,210,261)                            1,875,967,389

CALL OPTIONS PURCHASED-(see Note D)
Federal Republic of Brazil '40
  expiring Oct '04 @ $112.50                1,200           17,760
Federal Republic of Brazil '40
  expiring Oct '04 @ $113.00                1,200           15,000
Federal Republic of Brazil '40
  expiring Oct '04 @ $111.50                  750           13,875

Total Call Options Purchased
  (cost $61,455)                                            46,635
                                                      ------------



-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


                                        Principal
                                           Amount
                                             (000)    U.S. $ Value
------------------------------------------------------------------

SHORT-TERM INVESTMENT-3.7%
Deutsche Alex Brown, Europe
  1.70%, dated 9/30/04, due 10/1/04
  in the amount of $63,100,000 (cost
  $63,100,000; collateralized by
  $64,690,000 FHLMC, 0.00%,
  due 1/4/05, value $64,356,689          $63,100      $63,100,000
                                                     ------------

Total Investments-115.1%
  (cost $1,843,371,716)                             1,939,114,024

Other assets less liabilities-(15.1%)                (254,586,849)
                                                      ------------
Net Assets-100%                                    $1,684,527,175
                                                   ---------------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                     U.S.          U.S. $
                   Contract        Value on       Value at      Unrealized
                    Amount        Origination   September 30,   Appreciation/
                    (000)           Date           2004        (Depreciation)
----------------------------------------------------------------------------
Buy Contracts
Canadian Dollar,
  settling
  10/12/04             32,624   $ 25,050,000     $ 25,819,712     $   769,712
Mexican Peso,
  settling
  10/13/04-10/22/04   843,873     72,474,680       73,897,602       1,422,922

Sale Contracts
Canadian Dollar,
  settling
  10/12/04           246,767    188,608,015      195,297,424      (6,689,409)
Mexican Peso,
settling
  10/13/04-
  11/10/04         4,802,200    413,604,906      420,833,558      (7,228,652)


FINANCIAL FUTURES CONTRACT SOLD (see Note D)
                                                    U.S. $ Value at
               Number of    Expiration    Original   September 30,  Unrealized
     Type      Contracts      Month         Value        2004      Depreciation
-------------------------------------------------------------------------------
U.S. Treasury
  Note 10 Yr                December
  Futures        1,636        2004     $184,113,906  $184,254,500    $(140,594)



-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 11


CREDIT DEFAULT SWAP CONTRACTS (see Note D)
   Swap
 Counterparty       Notional
 & Referenced        Amount      Interes        Termination        Unrealized
 Obligation           (000)       Rate             Date           Appreciation
--------------------------------------------------------------------------------
Sell Contracts
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30     2,525       4.40%            5/20/06        $ 164,434

Morgan Stanley Capital
Services, Inc.
Federal Republic
of Brazil
12.25%, 3/06/30       1,940       3.80%            8/20/06           70,648


(a) Positions, or a portion thereof, with an aggregate market value of $1,169,222,806 have been segregated to collateralize forward exchange currency contracts.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004 these securities amounted to $10,304,287 or 0.6% of net assets.

(c) A portion of this position, with a market value of $2,193,036 has been segregated to collateralize margin requirements for the open futures contracts.

(d)  One contract relates to principal amount of $1.

Glossary of Terms:
FHLMC -  Federal Home Loan Mortgage Corp.
TBA   -  (To Be Assigned)- Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. TIPS - Treasury Inflation Protected Security.
Currency Abbreviations:
CAD  -   Canadian Dollar
MXP  -   Mexican Peso
US$  -   United States Dollar
UYP  -   Uruguay Peso

See notes to financial statements.

-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


STATEMENT OF ASSETS & LIABILITIES
September 30, 2004

Assets
Investments in securities, at value (cost $1,843,371,716)       $1,939,114,024
Cash                                                                 1,371,965
Foreign cash, at value (cost $579,569)                                 389,112
Unrealized appreciation on credit default swap contracts               235,082
Receivable for investment securities sold                          141,528,631
Interest receivable                                                 27,003,622
Unrealized appreciation of forward exchange
  currency contracts                                                 2,192,634
Receivable for variation margin on futures contracts                   255,625
Receivable for capital stock sold                                    6,830,402
                                                                 -------------
Total assets                                                     2,118,921,097
                                                                 -------------
Liabilities
Payable for investment securities purchased                        407,049,344
Unrealized depreciation of forward exchange
 currency contracts                                                 13,918,061
Payable for capital stock redeemed                                   8,535,594
Dividends payable                                                    3,217,999
Advisory fee payable                                                   695,580
Distribution fee payable                                               224,050
Transfer agent fee payable                                             107,904
Accrued expenses and other liabilities                                 645,390
                                                                 -------------
Total liabilities                                                  434,393,922
                                                                 -------------
Net Assets                                                      $1,684,527,175
                                                                 -------------
Composition of Net Assets
Capital stock, at par                                           $      228,983
Additional paid-in capital                                       1,866,925,934
Distributions in excess of net investment income                   (32,195,412)
Accumulated net realized loss on investments
  and foreign currency transactions                               (234,501,769)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities           84,069,439
                                                                 -------------
                                                                $1,684,527,175
                                                                 -------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($956,690,047/130,107,080 shares of capital stock
  issued and outstanding)                                                $7.35
Sales charge--4.25% of public offering price                               .33
Maximum offering price                                                   $7.68
                                                                         -----
Class B Shares
Net asset value and offering price per share
  ($476,171,124/64,756,545 shares of capital stock
  issued and outstanding)                                                $7.35
                                                                         -----
Class C Shares
Net asset value and offering price per share
  ($251,666,004/34,119,160 shares of capital stock
  issued and outstanding)                                                $7.38
                                                                         -----


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 13


STATEMENT OF OPERATIONS
Year Ended September 30, 2004

Investment Income
Interest (net of foreign taxes
withheld of $79,647)                                               $148,892,288
Expenses
Advisory fee                                   $    13,824,458
Distribution fee--Class A                            2,987,025
Distribution fee--Class B                            5,812,561
Distribution fee--Class C                            2,727,407
Transfer agency                                      2,437,124
Custodian                                            1,180,629
Printing                                               221,443
Audit and legal                                        114,408
Administrative                                         104,000
Registration                                            74,925
Directors' fees                                         20,515
Miscellaneous                                           58,904
                                              ----------------
Total expenses before interest                      29,563,399
Interest expense                                     2,749,231
                                              ----------------
Total expenses                                      32,312,630
Less: expenses waived by the Adviser
(see Note B)                                        (2,965,276)
Less: expense offset arrangement
(see Note B)                                              (194)
                                              ----------------
Net expenses                                                         29,347,160
                                                                   ------------
Net investment income                                               119,545,128
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           49,650,463
  Written options                                                    2,929,687
  Futures contracts                                                 (8,554,400)
  Swap contracts                                                     5,496,042
  Foreign currency transactions                                     (2,992,042)
Net change in unrealized
appreciation/depreciation of:
  Investments                                                      (83,477,449)
  Written options                                                       17,070
  Futures contracts                                                  1,862,262
  Swap contracts                                                    (1,288,118)
  Foreign currency denominated assets
  and liabilities                                                   (6,451,694)
                                                                   ------------
Net loss on investment and foreign
currency transactions                                              (42,808,179)
                                                                   ------------
Net Increase in Net Assets from
Operations                                                         $76,736,949
                                                                   ------------



See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


STATEMENT OF CHANGES IN NET ASSETS


                                                December 1,
                                Year Ended         2002 to         Year Ended
                              September 30,     September 30,      November 30,
                                  2004              2003*             2002
                              -------------     ------------       ------------
Increase (Decrease) in
Net Assets from Operations
Net investment income         $119,545,128      $118,644,683      $161,587,780
Net realized gain on
  investment and foreign
  currency transactions         46,529,750        36,800,351         9,197,807
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities       (89,337,929)      169,711,686       (47,012,022)
                              -------------     ------------       ------------
Net increase in net assets
  from operations               76,736,949       325,156,720       123,773,565
Dividends and Distribution to
Shareholders from
Net investment income
  Class A                      (71,658,911)      (68,308,663)      (83,785,147)
  Class B                      (37,624,530)      (45,712,602)      (65,273,295)
  Class C                      (17,616,033)      (17,895,460)      (23,442,285)
Tax return of capital
  Class A                               -0-               -0-       (8,313,030)
  Class B                               -0-               -0-       (6,476,314)
  Class C                               -0-               -0-       (2,325,907)
Capital Stock Transactions
Net decrease                  (316,892,817)     (106,754,724)     (178,108,502)
                              -------------     ------------       ------------
Total increase (decrease)     (367,055,342)       86,485,271      (243,950,915)
Net Assets
Beginning of period          2,051,582,517     1,965,097,246     2,209,048,161
                              -------------     ------------       ------------
End of period (including
  distributions in excess
  of net investment income
  of ($32,195,412),
  ($30,507,838) and
  ($20,510,778),
  respectively)             $1,684,527,175    $2,051,582,517    $1,965,097,246
                              -------------     ------------       ------------


* The Fund changed its fiscal year end from November 30 to September 30. See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 15


STATEMENT OF CASH FLOWS
Year Ended September 30, 2004

Increase (Decrease) in Cash from:
Operating Activities:
Interest received                            $148,713,684
Interest paid                                  (2,910,674)
Operating expenses paid                       (27,430,465)
                                               -----------
Net increase in cash from operating
  activities                                                      $118,372,545
Investing Activities:
Purchases of long-term portfolio
  investments                              (4,874,715,756)
Proceeds from disposition of long-term
  portfolio investments                     5,568,774,678
Purchases of short-term portfolio
  investments, net                            (59,575,171)
Variation margin on futures contracts            (818,125)
                                               -----------
Net increase in cash from investing
  activities                                                      633,665,626
Financing Activities*:
Redemptions of capital stock, net              (315,802,201)
Cash dividends paid                             (69,320,107)
Credit facility paid                           (250,000,000)
                                               -----------
Net decrease in cash from financing
  activities                                                     (635,122,308)
Effect of exchange rate on cash                                  (119,447,343)
                                                                  -----------
Net decrease in cash                                               (2,531,480)
Cash at beginning of period                                         4,292,557
                                                                  -----------
Cash at end of period                                              $1,761,077
                                                                  -----------
-----------------------------------------------------------------------------
Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from operations                       $76,736,949
Adjustments:
Decrease in interest receivable                  $5,624,496
Net realized gain on investment
  transactions                                  (49,650,463)
Net realized gain on written options             (2,929,687)
Net realized loss on futures contracts            8,554,400
Net realized gain on swap contracts              (5,496,042)
Net realized loss on foreign currency
  transactions                                    2,992,042
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities             89,337,929
Accretion of bond discount and
  amortization of bond premium                   (5,803,100)
Decrease in interest payable                       (161,443)
Decrease in accrued expenses and other
  liabilities                                      (832,536)
                                                 -----------
                                                                   41,635,596
                                                                  -----------
Net increase in cash from operating
  activities                                                     $118,372,545
                                                                  -----------


* Non-cash financing activities not included herein consist of reinvestment of dividends.
   See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


NOTES TO FINANCIAL STATEMENTS
September 30, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein Americas Government Income Trust, Inc. (the "Fund") was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's
Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 17


the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized cur-

-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

rency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 19


NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .65% of the Fund's average daily adjusted net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $2,965,276. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2004, such fees amounted to $104,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,356,072 for the year ended September 30, 2004.

For the year ended September 30, 2004, the Fund's expenses were reduced by $194 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $89,244 from the sales of Class A shares and received $27,654, $790,693 and $45,257 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2004.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and

-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $32,156,142 and $7,665,629 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:

                                                      Purchases             Sales
                                                   -------------         ------------
Investment securities (excluding
  U.S. government securities)                       $766,970,271        $1,164,966,611
U.S. government securities                           760,635,978         1,099,002,507

At September 30, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swap contracts) are as follows:

Cost                                                                   $1,866,804,703
                                                                        -------------
Gross unrealized appreciation                                          $   98,111,972
Gross unrealized depreciation                                             (25,802,651)
                                                                        -------------
Net unrealized appreciation                                            $   72,309,321
                                                                        -------------


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 21


contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-

-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

cised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended September 30, 2004 were as follows:


                                             Number of                Premium
                                             Contracts                Received

Options outstanding at
  September 30, 2003                        845,662,500             $1,809,351
Options written                           1,080,137,900              2,236,513
Options terminated in closing
  purchase transactions                    (811,099,300)            (1,532,828)
Options expired                          (1,114,701,100)            (2,513,036)
                                          --------------            -----------
Options outstanding at
  September 30, 2004                                 -0-            $       -0-
                                          --------------            -----------

4. Swap Agreements
The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 23


on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $4,465,000, with net unrealized appreciation of $235,082 and terms up to two years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of September 30, 2004.

-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

NOTE E

Capital Stock
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                      SHARES
---------------------------------------------------------------------------------
                                                     December 1,
                          Year Ended                    2002 to              Year Ended
                        September 30,               September 30,           November 30,
                                2004                       2003*                   2002
---------------------------------------------------------------------------------
Class A
Shares sold              9,805,711                57,709,198          48,951,042
---------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions          4,359,020                 3,960,011           5,688,032
---------------------------------------------------------------------------------
Shares converted
  from Class B          11,492,227                 1,163,358           9,976,855
---------------------------------------------------------------------------------
Shares redeemed        (36,107,067)              (60,349,102)        (69,401,868)
---------------------------------------------------------------------------------
Net increase
  (decrease)           (10,450,109)                2,483,465          (4,785,939)
---------------------------------------------------------------------------------
Class B
Shares sold              6,425,112                14,372,306          30,870,456
---------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions          2,281,306                  2,571,804          4,215,125
---------------------------------------------------------------------------------
Shares converted
  to Class A           (11,492,227)                (1,163,358)        (9,975,974)
---------------------------------------------------------------------------------
Shares redeemed        (24,720,851)               (31,428,197)       (42,851,229)
---------------------------------------------------------------------------------
Net decrease           (27,506,660)               (15,647,445)       (17,741,622)
---------------------------------------------------------------------------------

Class C
Shares sold              4,181,811                  6,082,021          9,952,547
---------------------------------------------------------------------------------
Shares issued
  in reinvestment
  of dividends
  and distributions      1,224,520                  1,060,938          1,697,005
---------------------------------------------------------------------------------
Shares redeemed        (10,314,487)                (8,353,348)       (15,272,975)
---------------------------------------------------------------------------------
Net decrease            (4,908,156)                (1,210,389)        (3,623,423)
---------------------------------------------------------------------------------

* The Fund changed its fiscal year end from November 30 to September 30.



-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 25


                                                   AMOUNT
---------------------------------------------------------------------------------
                                                  December 1,
                       Year Ended                    2002 to           Year Ended
                     September 30,               September 30,        November 30,
                             2004                       2003*                2002
---------------------------------------------------------------------------------
Class A
Shares sold            $72,911,900               $422,454,291       $337,222,989
---------------------------------------------------------------------------------
Shares issued
  in reinvestment
  of dividends
  and
  distributions         32,291,935                 29,133,663         39,215,571
---------------------------------------------------------------------------------
Shares converted
  from Class B          85,071,349                  8,771,717         68,642,710
---------------------------------------------------------------------------------
Shares redeemed       (267,523,898)              (442,778,898)      (477,745,407)
---------------------------------------------------------------------------------
Net increase
  (decrease)          $(77,248,714)               $17,580,773       $(32,664,137)
---------------------------------------------------------------------------------
Class B
Shares sold            $47,930,119               $104,488,498       $213,117,586
---------------------------------------------------------------------------------
Shares issued
  in reinvestment
  of dividends
  and
  distributions         16,918,985                 18,717,097         29,081,877
---------------------------------------------------------------------------------
Shares converted
  to Class A           (85,071,349)                (8,771,717)       (68,642,710)
---------------------------------------------------------------------------------
Shares redeemed       (183,297,887)              (229,896,065)      (294,529,545)
---------------------------------------------------------------------------------
Net decrease         $(203,520,132)             $(115,462,187)     $(120,972,792)
---------------------------------------------------------------------------------
Class C
Shares sold            $31,353,715                $44,524,191        $68,984,390
---------------------------------------------------------------------------------
Shares issued
  in reinvestment
  of dividends
  and
  distributions          9,103,868                  7,772,014         11,736,602
---------------------------------------------------------------------------------
Shares redeemed        (76,581,554)               (61,169,515)      (105,192,565)
---------------------------------------------------------------------------------
Net decrease          $(36,123,971)               $(8,873,310)      $(24,471,573)
---------------------------------------------------------------------------------

* The Fund changed its fiscal year end from November 30 to September 30.

NOTE F

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. On May 11, 2004, the $250,000,000 balance matured and the credit agreement was terminated. Interest payments were based on the European Euro margin plus the applicable European Euro rate. The Fund was also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect. There was no loan outstanding under the Credit Agreement for the year ended September 30, 2004.

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of September 30, 2004, the Fund had no securities on loan.

NOTE H

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restric-

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 27


tions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2004.

NOTE J

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2004 and fiscal years ended September 30, 2003 and November 30, 2002 were as follows:
                                  2004                2003            2002
                             ----------------      ------------    -----------
Distributions paid from:
  Ordinary income             $126,899,474        $131,916,725    $172,500,727
                             ----------------      ------------    -----------
Total taxable distributions    126,899,474         131,916,725     172,500,727
Tax return of capital                   -0-                 -0-     17,115,251
                             ----------------      ------------    -----------
Total distributions paid      $126,899,474        $131,916,725    $189,615,978
                             ----------------      ------------    -----------


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $11,010,044
Accumulated capital and other losses
(262,841,376)(a)
Unrealized appreciation/(depreciation)
                                                                   72,421,589(b)
                                                                 -------------
Total accumulated earnings/(deficit)                            $(179,409,743)
                                                                 -------------

(a) On September 30, 2004, the Fund had a net capital loss carryforward of $232,169,813, of which $12,641,413 expires in the year 2008, $206,928,807 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $41,685,635. As of September 30, 2004, the Fund deferred tax straddle losses of $22,009,327. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2004 the Fund deferred to October 1, 2004 post October currency losses of $8,662,237.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, the tax treatment of swap income and the tax treatment of foreign currency gains and losses, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments, foreign currency transactions and futures contracts, and an increase in additional paid-in capital. This reclassification had no effect on net assets.

-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

NOTE K

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to marke timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 29


Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Notes to Financial Statements

an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 31


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class A
                                            ------------------------------------------------------------------------------
                                                Year     December
                                               Ended      1, 2002 to              Year Ended November 30,
                                        September 30,      September  --------------------------------------------------
                                                2004(a)  30, 2003(b)      2002(c)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                            $7.54        $6.86        $7.07        $7.55        $7.28        $7.59
Income From Investment
Operations
Net investment income(d)                         .50(e)       .44          .56          .77          .75          .87
Net realized and unrealized
gain (loss) on investment
and foreign currency
transactions                                    (.16)         .73         (.11)        (.50)         .34         (.25)
Net increase in net asset
value from operations                            .34         1.17          .45          .27         1.09          .62
Less: Dividends and
Distributions
Dividends from net
investment income                               (.53)        (.49)        (.60)        (.75)        (.49)        (.64)
Distributions in excess of
net investment income                             -0-          -0-          -0-          -0-          -0-        (.11)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.33)        (.18)
Total dividends and
distributions                                   (.53)        (.49)        (.66)        (.75)        (.82)        (.93)
Net asset value,
end of period                                  $7.35        $7.54        $6.86        $7.07        $7.55        $7.28
Total Return
Total investment return based
on net asset value(f)                           4.72%       17.48%        6.69%        3.32%       15.80%        8.56%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $956,690   $1,060,244     $947,300   $1,009,606     $979,126     $730,468
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.25%        1.49%(g)     1.57%        1.96%        2.26%        2.09%
  Expenses, before waivers/
  reimbursements                                1.41%        1.49%(g)     1.57%        1.96%        2.26%        2.09%
  Expenses, before waivers/
  reimbursements excluding
  interest expense                              1.27%        1.26%(g)     1.28%        1.23%        1.33%        1.38%
  Net investment income                         6.80%(e)     7.28%(g)     8.19%       10.07%       10.03%       11.72%
Portfolio turnover rate                           76%          60%         160%         315%         234%         158%


See footnote summary on page 35.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                               Class B
                                            ------------------------------------------------------------------------------
                                                Year     December
                                               Ended      1, 2002 to              Year Ended November 30,
                                        September 30,   September     --------------------------------------------------
                                                2004(a)  30, 2003(b)      2002(c)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                            $7.54        $6.86        $7.07        $7.58        $7.31        $7.61
Income From Investment
Operations
Net investment income(d)                         .45(e)       .40          .51          .69          .69          .81
Net realized and unrealized
gain (loss) on investment
and foreign currency
transactions                                    (.16)         .73         (.11)        (.50)         .36         (.25)
Net increase in net asset
value from operations                            .29         1.13          .40          .19         1.05          .56
Less: Dividends and
Distributions
Dividends from net
investment income                               (.48)        (.45)        (.55)        (.70)        (.48)        (.59)
Distributions in excess of
net investment income                             -0-          -0-          -0-          -0-          -0-        (.10)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.30)        (.17)
Total dividends and
distributions                                   (.48)        (.45)        (.61)        (.70)        (.78)        (.86)
Net asset value,
end of period                                  $7.35        $7.54        $6.86        $7.07        $7.58        $7.31
Total Return
Total investment return based
on net asset value(f)                           3.98%       16.84%        5.92%        2.20%       14.99%        7.79%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $476,171     $696,043     $740,782     $888,457     $826,340   $1,011,395
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.98%        2.21%(g)     2.28%        2.66%        2.93%        2.78%
  Expenses, before waivers/
  reimbursements                                2.15%        2.21%(g)     2.28%        2.66%        2.93%        2.78%
  Expenses, before waivers/
  reimbursements excluding
  interest expense                              1.99%        1.98%(g)     2.00%        1.94%        2.03%        2.08%
  Net investment income                         6.07%(e)     6.59%(g)     7.47%        9.06%        9.37%       10.97%
Portfolio turnover rate                           76%          60%         160%         315%         234%         158%


See footnote summary on page 35.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 33



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class C
                                            ------------------------------------------------------------------------------
                                                Year     December
                                               Ended      1, 2002 to                Year Ended November 30,
                                        September 30,   September     --------------------------------------------------
                                                2004(a)  30, 2003(b)      2002(c)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                            $7.57        $6.88        $7.09        $7.58        $7.31        $7.61
Income From Investment
Operations
Net investment income(d)                         .45(e)       .40          .52          .71          .70          .81
Net realized and unrealized
gain (loss) on investment
and foreign currency
transactions                                    (.16)         .74         (.12)        (.50)         .35         (.25)
Net increase in net asset
value from operations                            .29         1.14          .40          .21         1.05          .56
Less: Dividends and
Distributions
Dividends from net
investment income                               (.48)        (.45)        (.55)        (.70)        (.47)        (.59)
Distributions in excess of
net investment income                             -0-          -0-          -0-          -0-          -0-        (.10)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.31)        (.17)
Total dividends and
distributions                                   (.48)        (.45)        (.61)        (.70)        (.78)        (.86)
Net asset value,
end of period                                  $7.38        $7.57        $6.88        $7.09        $7.58        $7.31
Total Return
Total investment return based
on net asset value(f)                           3.97%       16.94%        5.91%        2.48%       14.99%        7.79%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $251,666     $295,295     $277,015     $310,985     $267,646     $258,696
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.96%        2.20%(g)     2.27%        2.65%        2.95%        2.78%
  Expenses, before waivers/
  reimbursements                                2.12%        2.20%(g)     2.27%        2.65%        2.95%        2.78%
  Expenses, before waivers/
  reimbursements excluding
  interest expense                              1.97%        1.97%(g)     1.99%        1.93%        2.03%        2.08%
  Net investment income                         6.07%(e)     6.56%(g)     7.45%        9.34%        9.35%       10.98%
Portfolio turnover rate                           76%          60%         160%         315%         234%         158%



See footnote summary on page 35.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Financial Highlights

(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C respectively.

(b)  The Fund changed its fiscal year end from November 30 to September 30.

(c) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of waivers/reimbursement by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 35


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Americas Government Income Trust, Inc

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Americas Government Income Trust, Inc., (the "Fund"), including the portfolio of investments, as of September 30, 2004, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Trust, Inc. at September 30, 2004, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

New York, New York
November 22, 2004

-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


BOARD OF DIRECTORS

Board of Directors

William H. Foulk, Jr.(1),Chairman
Marc O.Mayer,President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036



(1)  Member of the Audit Committee and Governance and Nominating Committee.
(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 37


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                        PORTFOLIOS
                                                                          IN FUND          OTHER
    NAME, ADDRESS,                     PRINCIPAL                         COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                    OCCUPATION(S)                      OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                DURING PAST 5 YEARS                     DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O.Mayer, +                  Executive Vice President of ACMC            68           None
1345 Avenue of the               since 2001; prior thereto, Chief
Americas,                        Executive Officer of Sanford C.
New York, NY 10105               Bernstein & Co., LLC and its
10/2/57                          predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #         Investment adviser and an inde-            116           None
2 Sound View Drive               pendent consultant. He was
Suite 100                        formerly Senior Manager of Barrett
Greenwich, CT 06830              Associates, Inc., a registered
9/7/32                           investment adviser, with which
(1992)                           he had been associated since prior
Chairman of the Board            to 1999. He was formerly Deputy
                                 Comptroller and Chief Investment
                                 Officer of the State of New York and,
                                 prior thereto, Chief Investment
                                 Officer of the New York Bank for
                                 Savings.

Ruth Block, #, ++                Formerly Executive Vice President           96           None
500 SE Mizner Blvd.              and Chief Insurance Officer of The
Boca Raton, FL 33432             Equitable Life Assurance Society
11/7/30                          of the United States; Chairman and
(1992)                           Chief Executive Officer of Evlico;
                                 Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty
                                 chemicals), Tandem Financial Group
                                 and Donaldson, Lufkin & Jenrette
                                 Securities Corporation; former
                                 Governor at Large National Association
                                 of Securities Dealers, Inc.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


Management of the Fund

                                                                        PORTFOLIOS
                                                                          IN FUND          OTHER
    NAME, ADDRESS,                     PRINCIPAL                         COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                    OCCUPATION(S)                      OVERSEEN BY       HELD BY
   (YEAR ELECTED*)                DURING PAST 5 YEARS                     DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------
David H. Dievler, #               Independent consultant. Until             100            None
P.O. Box 167                      December 1994, Senior Vice
Spring Lake, NJ 07762             President of Alliance Capital
10/23/29                          Management Corporation
(1992)                            ("ACMC") responsible for mutual
                                  fund administration. Prior to
                                  joining ACMC in 1984, he was Chief
                                  Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that,
                                  he was a Senior Manager at Price
                                  Waterhouse & Co. Member of the
                                  American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin, #                 Consultant. Formerly President             98            None
P.O. Box 12                       of Save Venice, Inc. (preservation
Annandale, NY 12504               organization) from 2001-2002,
2/19/42                           a Senior Advisor from June
(1992)                            1999-June 2000 and President
                                  of Historic Hudson Valley
                                 (historic preservation) from
                                  December 1989-May 1999.
                                  Previously, Director of the
                                  National Academy of Design
                                  and during 1988-1992, he was
                                  Director and Chairman of the
                                  Audit Committee of ACMC.

Donald J. Robinson, #             Senior Counsel to the law firm of          96            None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                  since prior to 1999. Formerly a
8/24/34                           senior partner and a member of
(1996)                            the Executive Committee of that
                                  firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and a Trustee of
                                  the Museum of the City of New York.



*   There is no stated term of office for the Fund's directors.

#   Member of the Audit Committee and Governance & Nominating Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

++   Ms. Block was an "interested person" as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of the Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.



-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 39


Officer Information
Certain information concerning the Fund's Officers is listed below.

     Name, Address* and                   Position(s)                  Principal Occupation
     Date of Birth                     Held With Fund                  During Past 5 Years**
------------------------------------------------------------------------------------------------------------
Marc O.Mayer, 10/2/57                     President                    See biography above.

Philip L. Kirstein, 5/29/45               Senior Vice President        Senior Vice President and Independent
                                          & Independent                Compliance Officer--Mutual Funds of
                                          Compliance Officer           ACMC,**with which he has been associated
                                                                       since October 2004. Prior thereto, he was
                                                                       Counsel of Kirkpatrick & Lockhart, LLP
                                                                       from 2003 to October 2004, and General
                                                                       Counsel and First Vice President of
                                                                       Merrill Lynch Investment Managers since
                                                                       prior to 1999.

Paul J. DeNoon, 4/18/62                   Vice President               Senior Vice President of ACMC,** with
                                                                       which he has been associated since prior
                                                                       to 1999.

Michael L. Mon, 3/2/69                    Vice President               Vice President of ACMC, with which he has
                                                                       been associated since prior to June 1999.

Douglas J. Peebles,                       Vice President               Executive Vice President of ACMC, with
8/10/65                                                                which he has been associated since prior
                                                                       to 1999.

Mark R. Manley, 10/23/62                  Secretary                    Senior Vice President, Deputy General
                                                                       Counsel and Chief Compliance Officer of
                                                                       ACMC,** with which he has been associated
                                                                       since prior to 1999.

Mark D. Gersten,                          Treasurer and Chief          Senior Vice President of AGIS,** and
10/4/50                                   Financial Officer            Vice President of ABIRM,** with which he
                                                                       has been associated since prior to 1999.

Vincent S. Noto, 12/14/64                 Controller                   Vice President of AGIS,** with which he
                                                                       has been associated since prior to 1999.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, and AGIS are affiliates of the Fund.
   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.

-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST


ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.
* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.
**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST o 41


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

NAGAR0904

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors William H. Foulk, Jr. and David H. Dievler qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                             Audit Fees          Fees          Tax Fees

                  2003*        51,000            7,855          11,842
                  2004         54,000            3,290          24,804

* During the course of calendar year 2003, the Fund changed its fiscal year-end from November 30 to September 30. Fees for 2003 are for the period December 1, 2002 through September 30, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70:


                                                            Total Amount of
                                                           Foregoing Column
                                                          Pre-approved by the
                                   All Fees for             Audit Committee
                                Non-Audit Services       (Portion Comprised of
                                 Provided to the          Audit Related Fees)
                              Portfolio, the Adviser     (Portion Comprised of
                                   and Service                 Tax Fees)
                                   Affiliates

                   2003*              568,662                  [206,697]
                                                               (194,855)
                                                                (11,842)
                   2004             1,229,826                  [278,094]
                                                               (253,290)
                                                                (24,804)

* During the course of calendar year 2003, the Fund changed its fiscal year-end from November 30 to September 30. Fees for 2003 are for the period December 1, 2002 through September 30, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

 There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.        DESCRIPTION OF EXHIBIT

         11 (a) (1)         Code of ethics that is subject to the
                            disclosure of Item 2 hereof

         11 (b) (1)         Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

         11 (b) (2)         Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Americas Government Income Trust, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    November 29, 2004

By:      /s/ Marc D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2004